                             STOCK OPTION AGREEMENT

            THIS AGREEMENT made as of the 3rd day of July, 2001, between BALLANTYNE OF OMAHA, INC., a Delaware corporation, having its principal office at 4350 McKinley Street, Omaha, Nebraska 68112 (the "Company"), and the undersigned, MARSHALL S. GELLER, a Non-Employee Director of the Company (the "Optionee").

                                   WITNESSETH

     WHEREAS, the Company has adopted the 2001 Non-Employee Directors Stock Option Plan (the "Plan") for outside directors of the Company; and

     WHEREAS, the purpose of the Plan is (i) to enable the Company to grant options to purchase Company stock to its Non-Employee Directors in lieu of all or part of the cash retainer otherwise paid to them for service on the Board, in order to provide incentives which are linked directly to increases in stockholder value so that they will be encouraged to serve on the Board and exert their best efforts on behalf of the Company and (ii) to preserve cash for the Company, and

     WHEREAS, pursuant to the provisions of the Plan, all stock options ("Options") granted pursuant to the Plan shall be evidenced by a Stock Option Agreement which has been approved by the Board of Directors, and

     WHEREAS, pursuant to the provisions of the Plan, the Optionee has elected to receive all of his retainer fee for serving as a Director of the Company for the Plan Year beginning July 1, 2001, and is therefore is entitled to a grant of Options as set forth below,

     NOW, THEREFORE, in consideration of the mutual promises, representations and agreements herein contained, and other good and valuable consideration, it is agreed by and between the parties hereto, as follows:

            1. OPTION TO PURCHASE. The Company hereby grants to the Optionee the right to purchase, on the terms and conditions hereinafter set forth, and subject to all of the provisions of the Plan, all or any part of an aggregate of fifty-eight thousand eight hundred twenty-four (58,824) shares of Common Stock of the Company, $.01 par value. This Option is not intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

            2. The purchase price for the Option shares shall be Sixty-Eight Cents ($.68) per share.

            3. TIME OF EXERCISE. Except as otherwise provided herein or under the Plan, all Options granted to Optionee hereunder shall vest and become first exercisable, as follows:

                     a. Fourteen thousand seven hundred six (14,706) shares on September 30, 2001.

                     b. Fourteen thousand seven hundred six (14,706) shares on December 31, 2001.

                     c. Fourteen thousand seven hundred six (14,706) shares on March 31, 2002.

                     d. Fourteen thousand seven hundred six (14,706) shares on June 30, 2002.

In all events, the Options granted hereby, if not exercised, shall expire five
(5) years from the date granted, unless terminated earlier as provided in Sections 8(h) or 10 of the Plan.

            4. METHOD OF EXERCISE. The aforesaid Options, or any part thereof, shall be exercised by giving a Notice of Exercise to the Secretary of the Company, specifying the number of shares to be purchased and accompanied by payment of the aggregate Option price for the number of shares purchased. Such Notice of Exercise shall be sufficient if given in the form attached hereto as Exhibit "A".

            5. NONTRANSFERABILITY. Except as otherwise provided in the Plan, the said Option and the rights and privileges confirmed by this Agreement shall not be transferred, assigned, pledged or hypothecated in any way, whether by the operation of law or otherwise. Upon any attempt to so transfer, assign, pledge, hypothecate or otherwise dispose of said Option or any right or privilege confirmed hereby contrary to the provisions hereof, said Option and the rights and privileges confirmed hereby shall immediately become null and void.

            6. NOTICE. Any notice to be given to the Company shall be addressed to the Secretary of the Company at its principal office, 4350 McKinley Street, Omaha, Nebraska 68112, and any notice given to the Optionee shall be addressed to the address then appearing in the personal records of the Company for such Optionee, or at such other address as either party may hereafter designate in writing to the other.

            7. OTHER BENEFITS. Nothing herein contained shall affect the right of the Optionee to participate in and receive any other benefits granted to Non-Employee Directors or Directors of the Company.

            8. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors or assigns of the Company, but neither this Agreement nor any rights hereunder shall be assignable by the Optionee except as otherwise provided in the Plan.

            9. PLAN CONTROLLING. Notwithstanding anything herein contained, this Agreement shall be subject to all the terms and provisions of the Plan, a copy of which will be provided to Optionee upon request.

                                                   BALLANTYNE OF OMAHA, INC.

/s/ Marshall S. Geller                         By: /s/ John P. Wilmers
-------------------------------                    ----------------------------
MARSHALL S. GELLER, Optionee                       JOHN P. WILMERS, President

                                   EXHIBIT "A"

                            BALLANTYNE OF OMAHA, INC.
                 2001 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                       NOTICE OF EXERCISE OF STOCK OPTION

TO:  Corporate Secretary

     I hereby exercise my Stock Option granted by Ballantyne of Omaha, Inc. (the "Company"), subject to all the terms and provisions thereof and of the 2001 Non-Employee Directors' Stock Option Plan referred to therein, and notify you of my desire to purchase ______________ shares of Common Stock of the Company which were offered to me pursuant to said Option. Enclosed is my check in the sum of $_________ in *full/partial payment for such shares.

     Dated this _______ day of ______________________, ________.

                                                              Name

                                                              Signature

* Circle applicable provision